                                                                      Exhibit 24

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as Co-Chairman, Co-Chief Executive Officer, Principal Executive Officer and a director of Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/  James Dimon
                                            ----------------
                                            James Dimon

                                                                      Exhibit 24

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as Co-Chairman, Co-Chief Executive Officer, Principal Executive Officer and a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/  Deryck C. Maughan
                                            ----------------------
                                            Deryck C. Maughan

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/  Steven D. Black
                                            --------------------
                                            Steven D. Black

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, I have executed this instrument this 20th day of November, 1997.




                                            /s/ James Boshart III
                                            ---------------------
                                            James Boshart III

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/ Thomas G. Maheras
                                            ---------------------
                                            Thomas G. Maheras

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, I have executed this instrument this 19th day of November, 1997.




                                            /s/ Jay Mandelbaum
                                            ------------------
                                            Jay Mandelbaum

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/ Eduardo G. Mestre
                                            ---------------------
                                            Eduardo G. Mestre

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/  Shigeru Myojin
                                            -------------------
                                            Shigeru Myojin

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as a director of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/  Michael B. Panitch
                                            -----------------------
                                            Michael B. Panitch

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as Controller and Principal Accounting Officer of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon, Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/  Michael J. Day
                                            -------------------
                                            Michael J. Day

                                POWER OF ATTORNEY

      WHEREAS, Salomon Smith Barney Holdings Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, debt securities, index warrants, preferred stock, depositary shares, junior subordinated debt securities and guarantees of Trust Preferred Securities.

      NOW, THEREFORE, I, in my capacity as Chief Financial Officer and Principal Financial Officer of Salomon Smith Barney Holdings Inc., hereby appoint James Dimon and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes at I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, I have executed this instrument this 1st day of December, 1997.



                                            /s/ Charles W. Scharf
                                            ---------------------
                                            Charles W. Scharf